UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2012

SOUTHERN MICHIGAN BANCORP, INC.
(Exact Name of Registrant as
Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49722 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, Michigan (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number,
including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

          On June 20, 2012, Southern Michigan Bancorp, Inc. issued the press release furnished with this report as Exhibit 99.1, in which it announced a quarterly cash dividend of $0.09 per share payable July 20, 2012 to shareholders of record as of July 6, 2012. The $0.09 per share dividend is an increase of $0.02 per share over the April 2012 cash dividend payment of $0.07, and an increase of $0.04 per share over the January 2012 cash dividend payment of $0.05. Exhibit 99.1 is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits:

	99.1	Press Release dated June 20, 2012.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2012	SOUTHERN MICHIGAN BANCORP, INC.

	By	/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary, and Treasurer